Series Number: 1
For period ending 10/31/14

48)	Investor, A, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

R6
First $4 billion 0.640%
Next $4 billion 0.620%
Next $4 billion 0.600%
Next $4 billion 0.580%
Next $4 billion 0.560%
Next $5 billion 0.540%
Over $25 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                                22,779
                      Institutional Class                                                      15,874
                      2. Dividends for a second class of open-end company shares
                                A Class                                                      889
                                C Class                                                      -
                                R Class                                                      -
R6 Class                                                      107

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1202
                                 Institutional Class                                                      $0.1873
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0363
C Class                                                      -
R Class                                                      -
R6 Class                                                      $0.2376

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                                170,147
                      Institutional Class                                                                69,297
2. Number of shares outstanding of a second class of open-end company shares                (000's omitted)
                      A Class                                                      20,739
                                C Class                                                      392
R Class                                                      4,167
R6 Class                                                     15,817

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $35.39
                      Institutional Class                                                      $35.83
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $34.65
                                C Class                                                      $34.20
R Class                                                      $34.28
R6 Class                                                      $35.84

Series Number: 2
For period ending 10/31/14

48)	Investor, A, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

R6
First $4 billion 0.640%
Next $4 billion 0.620%
Next $4 billion 0.600%
Next $4 billion 0.580%
Next $4 billion 0.560%
Next $5 billion 0.540%
Over $25 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      9,366
Institutional Class                                                      246
2.  Dividends for a second class of open-end company shares
                                A Class                                                      82
                                C Class                                                      -
R Class                                                      -
R6 Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.2366
Institutional Class                                                      $0.3455
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.1004
C Class                                                      -
           R Class                                                      -
R6 Class                                                      $0.4272

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                37,414
Institutional Class                                                                469
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      660
                                C Class                                                      105
R Class                                                      51
R6 Class                                                      123

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $61.31
Institutional Class                                                                $62.15
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $60.25
                        C Class                                                                           $56.64
R Class                                                      $60.12
R6 Class                                                      $62.18

Series Number: 3
For period ending 10/31/14

48)	Investor, A, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

R6
First $4 billion 0.640%
Next $4 billion 0.620%
Next $4 billion 0.600%
Next $4 billion 0.580%
Next $4 billion 0.560%
Next $5 billion 0.540%
Over $25 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      22,249
Institutional Class                                                      1,004
2.  Dividends for a second class of open-end company shares
                                A Class                                                      36
                                C Class                                                      -
R Class                                                      -
R6 Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1024
Institutional Class                                                      $0.1711
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0165
C Class                                                      -
           R Class                                                      -
R6 Class                                                      $0.2227

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                214,552
                      Institutional Class                                                                5,611
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      1,994
                                C Class                                                      77
R Class                                                      225
R6 Class                                                      619

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $37.20
                      Institutional Class                                                      $38.22
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $35.94
                                C Class                                                      $32.41
R Class                                                      $35.46
R6 Class                                                      $38.25

Series Number: 5
For period ending 10/31/14

48)	Investor, A, C & R
1.00%

Institutional
0.800%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                31,114
                      Institutional Class                                                                5
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      257
                                C Class                                                      117
R Class                                                      285

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $34.71
                      Institutional Class                                                      $34.92
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $34.44
                                C Class                                                      $33.62
R Class                                                      $34.16

Series Number: 11
For period ending 10/31/14

48)	Investor, A, B, C & R
1.000%

Institutional
0.800%

R6
0.650%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                165,441
                      Institutional Class                                                                7,151
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      33,729
B Class                                                      105
                                C Class                                                      5,565
R Class                                                      2,249
R6 Class                                                      2,026

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $26.89
                      Institutional Class                                                      $27.81
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $25.78
                                B Class                                                      $25.09
C Class                                                      $23.10
R Class                                                      $25.97
R6 Class                                                      $27.86

Series Number: 12
For period ending 10/31/14

48)	Investor
First $1 billion 0.900%
Over $1 billion 0.800%

Institutional
First $1 billion 0.700%
Over $1 billion 0.600%

Series Number: 17
For period ending 10/31/14

48)	Investor, A, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U)           1. Number of shares outstanding (000's omitted)
                                Investor Class                                                                15,680
                      Institutional Class                                                                4
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                                34
                      C Class                                                      7
R Class                                                      9

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $11.87
                      Institutional Class                                                      $11.98
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $11.73
                      C Class                                                      $11.33
R Class                                                      $11.59

Series Number: 19
For period ending 10/31/14

48)	Investor and A
First $500 million 1.100%
Next $500 million 1.000%
Over $1 billion 0.900%

Institutional
First $500 million 0.900%
Next $500 million 0.800%
Over $1 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      1,921
                                Institutional Class                                                      51
2. Dividends for a second class of open-end company shares
                                A Class                                                      37

   73A)              1. Dividends from net investment income
                      Investor Class                                                                $0.1178
                                 Institutional Class                                                      $0.1351
                      2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0961

   74U)              1. Number of shares outstanding (000's omitted)
                             Investor Class                                                      15,622
                             Institutional Class                                                      310
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                                      425

   74V)                      1. Net asset value per share (to nearest cent)
                            Investor Class                                                $9.71
                             Institutional Class                                                      $9.74
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                                      $9.67

Series Number: 20
For period ending 10/31/14

48)	Investor
First $500 million 1.250%
Next $500 million 1.100%
Over $1 billion 1.000%

Institutional
First $500 million 1.050%
Next $500 million 0.900%
Over $1 billion 0.800%

Series Number: 21
For period ending 10/31/14

48)	Investor, A, B, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

R6
First $250 million 1.150%
Next $250 million 0.900%
Next $250 million 0.800%
Over $750 million 0.750%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      13,280
                      Institutional Class                                                      5,576
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      7,977
                        B Class                                                                 57
C Class                                            993
R Class                                            111
R6 Class                                           1,416

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $12.82
                      Institutional Class                                                      $13.01
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.54
                                B Class                                            $11.77
C Class                                            $11.81
R Class                                            $12.39
R6 Class                                           $13.03

Series Number: 23
For period ending 10/31/14

49)	Investor, A, B, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                884
                               Institutional Class                                                                           144
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           1,093
                               B Class                                                                           5
                               C Class                                                                           28
                               R Class                                                                           32

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.2183
                               Institutional Class                                                      $0.2560
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.1711
                               B Class                                                                           $0.0298
                               C Class                                                                           $0.0298
                               R Class                                                                           $0.1240

74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           3,615
                             Institutional Class                                           502
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           5,486
                               B Class                                                                           144
                               C Class                                                                           805
                               R Class                                                                           251

74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $21.31
                             Institutional Class                                           $21.37
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $21.23
                               B Class                                                                           $20.83
                               C Class                                                                           $20.84
                               R Class                                                                           $21.11

Series Number: 24
For period ending 10/31/14

48)	Investor, A, C & R
First $4 billion 0.990%
Next $4 billion 0.970%
Next $4 billion 0.950%
Next $4 billion 0.930%
Next $4 billion 0.910%
Next $5 billion 0.890%
Over $25 billion 0.800%

Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                64
                               Institutional Class            -
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           1
                               C Class                                                                           -
                               R Class                                                                           -

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.0623
                               Institutional Class                                                      $0.0926
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.0244
       C Class                                           -
       R Class                                              -

74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           1,055
                             Institutional Class                                           3
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           62
                               C Class                                                                           26
                               R Class                                                                           8

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $15.08
                             Institutional Class                                           $15.10
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $15.03
                               C Class                                                                           $14.52
                               R Class                                                                           $14.93

Series Number: 27
For period ending 10/31/14

48)                 Institutional
First $4 billion 0.790%
Next $4 billion 0.770%
Next $4 billion 0.750%
Next $4 billion 0.730%
Next $4 billion 0.710%
Next $5 billion 0.690%
Over $25 billion 0.600%

R6
First $4 billion 0.640%
Next $4 billion 0.620%
Next $4 billion 0.600%
Next $4 billion 0.580%
Next $4 billion 0.560%
Next $5 billion 0.540%
Over $25 billion 0.450%

Series Number: 28
For period ending 10/31/14

48)	Institutional
0.800%

R6
0.650%